UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): April 1, 2002
                                                           -------------

                               Vertical Jet, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Colorado                      000-30333                54-1964053
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

32 W 731 Tower Rd, Dupage County Airport, West Chicago, Il               60185
----------------------------------------------------------            ----------
         (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code: 561-519-0147
                                                            ------------

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a)      Financial Statements of Business Acquired.

                  Independent Auditors' Report...........................   F-1

                  Balance Sheet as of December 31, 2001..................   F-2

                  Statement of Operations from November 29, 2001 (inception)
                  to December 31, 2001...................................   F-3

                  Statement of Changes in Stockholders' Deficiency from
                  November 29, 2001 (inception) to December 31, 2001.....   F-4

                  Statement of Cash Flows from November 29, 2001 (inception)
                  to December 31, 2001...................................   F-5

                  Notes to Financial Statements..........................   F-6

                  Balance Sheets as of March 31, 2002 (unaudited) and
                  December 31, 2001......................................   F-12

                  Statements of Operations for the Three Months Ended
                  March 31, 2002 (unaudited) and from
                  November 29, 2001 (inception) to March 31, 2002........   F-13

                  Statement of Cash Flows for the Three Months Ended
                  March 31, 2002 (unaudited) and from
                  November 29, 2001 (inception) to March 31, 2002........   F-14

                  Notes to Financial Statements (unaudited)..............   F-15

                          Independent Auditors' Report
                          ----------------------------


To the Board of Directors of:
     Vertical Jet, Inc.
     (A Development Stage Company)


We have audited the accompanying balance sheet of Vertical Jet, Inc. (a development stage company) as of December 31, 2001 and the related statements of operations, changes in stockholders' deficiency and cash flows for the period from November 29, 2001 (inception) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Vertical Jet, Inc. as of December 31, 2001, and the results of its operations and its cash flows for the period from November 29, 2001 (inception) to December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 8 to the financial statements, the Company has a net loss of $45,984 from November 29, 2001 (inception) to December 31, 2001, a deficit accumulated during development stage of $45,984 at December 31, 2001, cash used in operations of $20,084 from November 29, 2001 (inception) to December 31, 2001 and a working capital deficiency of $45,984 at December 31, 2001. This matter raises substantial doubt about its ability to continue as a going concern. Management's plan in regards to this matter is also described in Note 8. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

SALBERG & COMPANY, P.A.

Boca Raton, Florida
June 7, 2002

                               Vertical Jet, Inc.
                          (A Development Stage Company)
                                  Balance Sheet
                                December 31, 2001
                                -----------------


                                     Assets
                                     ------

Current Assets
Cash                                                                  $  79,916
                                                                      ---------
Total Current Assets                                                  $  79,916
                                                                      =========


                    Liabilities and Stockholders' Deficiency
                    ----------------------------------------

Current Liabilities
Notes payable                                                         $ 100,000
Accounts payable                                                         25,900
                                                                      ---------
Total Current Liabilities                                               125,900
                                                                      ---------

Stockholders' Deficiency
Preferred stock, $1.00 par value, 10,000,000 shares authorized,
  none issued and outstanding                                                --
Common stock, $0.001 par value, 80,000,000 shares authorized,
  40,471,050 shares issued and outstanding                               40,471
Additional paid-in capital                                              (37,462)
Deficit accumulated during development stage                            (45,984)
                                                                      ---------
                                                                        (42,975)

Less: subscription receivable                                            (3,009)
                                                                      ---------
Total Stockholders' Deficiency                                          (45,984)
                                                                      ---------

Total Liabilities and Stockholders' Deficiency                        $  79,916
                                                                      =========


                 See accompanying notes to financial statements.

                                        Vertical Jet, Inc.
                                   (A Development Stage Company)
                                      Statement of Operations
                               From November 29, 2001 (Inception) to
                                         December 31, 2001
                                         -----------------


Revenues                                                                              $     51,017

Operating Expenses
Consulting                                                                                  47,500
Bad debt                                                                                    19,527
General and administrative                                                                  12,417
Travel and entertainment                                                                    17,557
                                                                                      ------------
Total Operating Expenses                                                                    97,001
                                                                                      ------------

Loss from Operations                                                                       (45,984)

Net Loss                                                                              $    (45,984)
                                                                                      ============

Net loss per share - basic and diluted                                                $         --
                                                                                      ============

Weighted average number of shares outstanding during the period - basic and diluted     40,471,050
                                                                                      ============


                 See accompanying notes to financial statements.

                                                Vertical Jet, Inc.
                                           (A Development Stage Company)
                                 Statement of Changes in Stockholders' Deficiency
                              From November 29, 2001 (Inception) to December 31, 2001
                              -------------------------------------------------------


                                                                               Deficit
                                                                             Accumulated
                                           Common Stock        Additional      During
                                     -----------------------     Paid-in     Development  Subscription
                                       Shares       Amount       Capital        Stage      Receivable       Total
                                     ----------   ----------   ----------    ----------    ----------    ----------

Common stock issued for cash         40,471,050   $   40,471   $  (37,462)   $       --    $   (3,009)   $       --

Net loss from November 29, 2001
  (inception) to December 31, 2001           --           --           --       (45,984)           --       (45,984)
                                     ----------   ----------   ----------    ----------    ----------    ----------

Balance, December 31, 2001           40,471,050   $   40,471   $  (37,462)   $  (45,984)   $   (3,009)   $  (45,984)
                                     ==========   ==========   ==========    ==========    ==========    ==========


                 See accompanying notes to financial statements.

                                   Vertical Jet, Inc.
                              (A Development Stage Company)
                                 Statement of Cash Flows
                             From November 29 (Inception) to
                                    December 31, 2001
                                    -----------------


Cash Flows from Operating Activities
Net loss                                                                      $ (45,984)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in operating assets and liabilities:
Increase (decrease) in:
Accounts payable                                                                 25,900
                                                                              ---------
Net Cash Used in Operating Activities                                           (20,084)
                                                                              ---------

Cash Flows from Financing Activities
Proceeds from promissory notes                                                  100,000
                                                                              ---------
Net Cash Provided by Financing Activities                                       100,000
                                                                              ---------

Net Increase in Cash                                                             79,916

Cash and Cash Equivalents at Beginning of Period                                     --
                                                                              ---------

Cash and Cash Equivalents at End of Period                                    $  79,916
                                                                              =========


                 See accompanying notes to financial statements.

                               Vertical Jet, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                      From November 29, 2001 (Inception) to
                                December 31, 2001
                                -----------------


Note 1   Summary of Significant Accounting Policies and Organization
--------------------------------------------------------------------

         (A) Nature of Business and Summary of Significant Accounting Policies

         Vertical Jet, Inc. (the "Company") was incorporated on November 29, 2001 under the laws of the State of Delaware and has elected a fiscal year end of December 31.

         The Company is a newly formed entity, which is in the development stage. Its primary lines of businesses are air charter, air ambulance, aircraft management, aircraft maintenance, jet propulsion, and training.

         Activities during the development stage include developing the Company's infrastructure, negotiating acquisitions, seeking new customers, and raising capital.

         (B) Use of Estimates

         In preparing financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, revenues, and expenses during the reported period. Actual results may differ from these estimates.

         (C) Cash Equivalents

         For the purpose of the cash flow statement, the Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

         (D) Revenue Recognition

         The Company records aircraft management revenues as earned. The Company records charter revenues upon completion of the service. The Company records advertisement sales at the time the first advertisement is displayed.

         (E) Stock-Based Compensation

         The Company accounts for stock options issued to employees in accordance with the provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations. As such, compensation cost is measured on the date of grant as the excess of the current market price of the underlying stock over the exercise price. Such compensation amounts are amortized over the respective vesting periods of the option grant. The Company adopted the disclosure provisions of Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," which permits entities to provide pro forma net income (loss) and pro forma earnings (loss) per share disclosures for employee stock option grants as if the fair-valued based method defined in SFAS No. 123 had been applied.

                               Vertical Jet, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                      From November 29, 2001 (Inception) to
                                December 31, 2001
                                -----------------


         The Company accounts for stock options issued to non-employees for goods or services in accordance with the fair value method of SFAS 123.

         (F) Income Taxes

         The Company accounts for income taxes under the Financial Accounting Standards Board ("FASB") SFAS No. 109 "Accounting for Income Taxes." Under SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period, which includes the enactment date.

         (G) Net Loss Per Common Share

         Basic net income (loss) per common share (Basic EPS) excludes dilution and is computed by dividing net income (loss) available to common stockholder by the weighted-average number of common shares outstanding for the period. Diluted net income per share (Diluted EPS) reflects the potential dilution that could occur if stock options or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the Company. At December 31, 2001, there were no common stock equivalents outstanding, which may dilute future earnings per share.

         (H) Fair Value of Financial Instruments

         SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate that value. For purposes of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation.

         The carrying amounts of the Company's short-term financial instruments, including accounts payable, and notes payable, approximate fair value due to the relatively short period to maturity for these instruments.

         (I) New Accounting Pronouncements

         The FASB has recently issued several new accounting pronouncements, which may apply to the Company.

         SFAS No. 141, "Business Combinations" establishes revised standards for accounting for business combinations. Specifically, the statement eliminates the pooling method, provides new guidance for recognizing

                               Vertical Jet, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                      From November 29, 2001 (Inception) to
                                December 31, 2001
                                -----------------


         intangible assets arising in a business combination, and calls for disclosure of considerably more information about a business combination. This statement is effective for business combinations initiated on or after July 1, 2001. The adoption of this pronouncement on July 1, 2001 did not have a material effect on the Company's financial position, results of operations or liquidity.

         SFAS No. 142, "Goodwill and Other Intangible Assets" provides new guidance concerning the accounting for the acquisition of intangibles, except those acquired in a business combination, which is subject to SFAS No. 141, and the manner in which intangibles and goodwill should be accounted for subsequent to their initial recognition. Generally, intangible assets with indefinite lives, and goodwill, are no longer amortized; they are carried at lower of cost or market and subject to annual impairment evaluation, or interim impairment evaluation if an interim triggering event occurs, using a new fair market value method. Intangible assets with finite lives are amortized over those lives, with no stipulated maximum, and an impairment test is performed only when a triggering event occurs. This statement is effective for all fiscal years beginning after December 15, 2001. The Company believes that the future implementation of SFAS No. 142 on January 1, 2002 will not have a material effect on the Company's financial position, results of operations or liquidity.

         SFAS No. 143, "Accounting for Asset Retirement Obligations" requires entities to record the fair value of a liability for an asset retirement obligation in the period in which it is incurred. When the liability is initially recorded, the entity capitalizes a cost by increasing the carrying amount of the related long-lived asset. Over time, the liability is accreted to its present value each period, and the capitalized cost is depreciated over the useful life of the related asset. Upon settlement of the liability, an entity either settles the obligation for its recorded amount or incurs a gain or loss upon settlement. The standard is effective for fiscal years beginning after June 15, 2002. The adoption of SFAS No. 143 is not expected to have a material effect on the Company's financial position, results of operations or liquidity.

         SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" supercedes SFAS No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of." Though it retains the basic requirements of SFAS No. 121 regarding when and how to measure an impairment loss, SFAS No. 144 provides additional implementation guidance. SFAS No. 144 excludes goodwill and intangibles not being amortized among other exclusions. SFAS No. 144 also supercedes the provisions of APB Opinion No. 30, "Reporting the Results of Operations," pertaining to discontinued operations. Separate reporting of a discontinued operation is still required, but SFAS No. 144 expands the presentation to include a component of an entity, rather than strictly a business segment as defined in SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 144 also eliminates the current exemption to consolidation when control over a subsidiary is likely to be temporary. This statement is effective for all fiscal years beginning after December 15, 2001. The Company believes that the future implementation of SFAS No. 144 on January 1, 2002 will not have a material effect on the Company's financial position, results of operations or liquidity.

                               Vertical Jet, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                      From November 29, 2001 (Inception) to
                                December 31, 2001
                                -----------------


Note 2   Notes Payable
----------------------

Notes payable at December 31, 2001 are payable as follows:

         Two promissory notes payable for $50,000 each, dated December 15, 2001, non-interest bearing, due on or before February 15, 2002. The principal amount of these notes shall be convertible into common stock of the Company at the conversion rate of $0.1487 per share. The notes were converted in full in January 2002 for 672,500 common shares. (See Note
         9)

Note 3   Legal Matters
----------------------

The Company is subject to a settlement agreement and mutual release of claims as of May 7, 2002. The Company and other parties have relieved each other of the related accounts receivable and accounts payable as of December 31, 2001 effective May 7, 2002. The Company recognized bad debt of $19,527 as of December 31, 2001 and recognized a gain on settlement of $12,000 on May 7, 2002.

Note 4   Stockholders' Deficiency
---------------------------------

The Company issued 40,471,050 shares of common stock to its founders on November 30, 2001 in exchange for cash $3,009. As of December 31, 2001, no funds were received for the stock. A subscription receivable has been established for the entire amount of stock that has been issued for cash. (See Note 9 and Note 1(G))

Note 5   Income Taxes
---------------------

There was no income tax expense for the year ended December 31, 2001 due to the Company's net losses.

The Company's tax expense differs from the "expected" tax expense for the year ended December 31, 2001, (computed by applying the Federal Corporate tax rate of 34% to loss before taxes), as follows:

                                                         2001
                                                      ---------
   Computed "expected" tax expense (benefit)          $ (15,635)
   Change in valuation allowance                         15,635
                                                      ---------
                                                      $      --
                                                      =========

                               Vertical Jet, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                      From November 29, 2001 (Inception) to
                                December 31, 2001
                                -----------------


The effects of temporary differences that gave rise to significant portions of deferred tax assets and liabilities at December 31, 2001 are as follows:

   Deferred tax assets:
   Net operating loss carryforward          $  15,635
                                            ---------
   Total gross deferred tax assets             15,635
   Less valuation allowance                   (15,635)
                                            ---------
   Net deferred tax assets                  $      --
                                            =========

The Company has a net operating loss carryforward of approximately $45,984 available to offset future taxable income through 2021.

The net change in valuation allowance for the year ended December 31, 2001 was an increase of $15,635.

Note 6   Concentrations
-----------------------

One customer provided all revenues in 2001.

Note 7   Segment Information
----------------------------

The Company had a single reportable segment as discussed in Note 1(A). All revenues in 2001 were derived from customers in the United States of America.

Note 8   Going Concern
----------------------

As reflected in the accompanying financial statements, the Company has a net loss of $45,984 from November 29, 2001 (inception) to December 31, 2001, a deficit accumulated during development stage of $45,984 at December 31, 2001, cash used in operations of $20,084 from November 29, 2001 (inception) to December 31, 2001 and a working capital deficiency of $45,984 at December 31, 2001. The ability of the Company to continue as a going concern is dependent on the Company's ability to generate future profits or raise additional capital. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

The Company is seeking new customers, merger/acquisition candidates, and additional funding. Management believes that the actions presently being taken provide the opportunity for the Company to continue as a going concern.

Note 9   Subsequent Events
--------------------------

In January 2002, the Company entered into four three-year executive employment agreements for aggregate annual cash compensation of $704,000 and performance bonuses from 50% to 100% of base salary. In addition, the agreements grant options to purchase 4,000,000 shares of common stock at $0.20 per share, which vest pro-rata over a five-year period. Pursuant to APB Opinion No. 25, no compensation expense will be recognized for the grants since the exercise price of $0.20 exceeds the fair market value of $0.1487 on the grant dates.

                               Vertical Jet, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                      From November 29, 2001 (Inception) to
                                December 31, 2001
                                -----------------


In January 2002, the $100,000 of convertible notes were converted at $0.1487 per share to 672,500 common shares. (See Note 2)

In March 2002, the Company entered into a one-year financial consulting agreement and paid the consultant $100,000 upon signing of the agreement with $50,000 due as of the date of the accompanying audit report.

On April 1, 2002, the Company was merged into a subsidiary of an inactive publicly held company (the "Acquiror") in a transaction accounted for as a recapitalization of the Company. The shareholders of the Company received 40,471,050 of the Acquiror or approximately 94.74% of the Acquiror in exchange for the 3,009,000 shares of the Company then outstanding. The historical financial statements of the combined entity after the merger are those of the Company and the Company is deemed to have issued 2,247,500 common shares to the stockholders of the Acquiror in the transaction. The accompanying financial statements have been retroactively restated to reflect the recapitalization.

From January 1, 2002 to the date of the accompanying audit report, the Company raised $255,000 through the issuance of 1,714,875 common shares at $0.1487 per share.

In April 2002, the Company issued 5,000 shares for services valued at the contemporaneous offering price of $0.1487 per share or $744.

                                    Vertical Jet, Inc.
                               (A Development Stage Company)
                                      Balance Sheets
                                      --------------


                                          Assets
                                          ------

                                                             March 31, 2002
                                                               (Unaudited)    December 31, 2001
                                                               ----------        ----------
Current Assets
Cash                                                           $    6,962        $   79,916
Employee advances                                                  12,627                --
                                                               ----------        ----------
Total Current Assets                                               19,589            79,916

Property and equipment                                              1,164                --
                                                               ----------        ----------

Total Assets                                                   $   20,753        $   79,916
                                                               ==========        ==========


                         Liabilities and Stockholders' Deficiency
                         ----------------------------------------

Current Liabilities
Notes payable                                                  $       --        $  100,000
Accounts payable                                                   62,000            25,900
                                                               ----------        ----------
Total Current Liabilities                                          62,000           125,900
                                                               ----------        ----------

Stockholders' Deficiency
Preferred stock, $1.00 par value, 10,000,000 shares
  authorized, none issued and outstanding                              --                --
Common stock, $0.001 par value, 80,000,000 shares
  authorized, 42,572,613 and 40,471,050 shares issued
  and outstanding, respectively                                    42,573            40,471
Additional paid-in capital                                        267,936           (37,462)
Deficit accumulated during development stage                     (348,747)          (45,984)
                                                               ----------        ----------
                                                                  (38,238)          (42,975)
Less: subscription receivable                                      (3,009)           (3,009)
                                                               ----------        ----------
Total Stockholders' Deficiency                                    (41,247)          (45,984)
                                                               ----------        ----------

Total Liabilities and Stockholders' Deficiency                 $   20,753        $   79,916
                                                               ==========        ==========


                 See accompanying notes to financial statements.

                                   Vertical Jet, Inc.
                              (A Development Stage Company)
                                Statements of Operations
                                ------------------------
                                       (Unaudited)


                                                                            From November
                                                           Three Months       29, 2001
                                                              Ended        (Inception) to
                                                          March 31, 2002   March 31, 2002
                                                           ------------     ------------

Operating Revenues
Services                                                   $     18,225     $     69,242
Advertising income                                                1,000            1,000
                                                           ------------     ------------
Total Operating Revenues                                   $     19,225     $     70,242
                                                           ------------     ------------

Operating Expenses
Consulting                                                      150,815          198,315
Salaries                                                         96,999           96,999
Bad debt                                                          7,145           26,672
General and administrative                                       39,529           51,946
Professional fees                                                27,500           45,057
                                                           ------------     ------------
Total Operating Expenses                                        321,988          418,989
                                                           ------------     ------------

Loss from Operations                                           (302,763)        (348,747)

Net Loss                                                   $   (302,763)    $   (348,747)
                                                           ============     ============

Net loss per share - basic and diluted                     $      (0.01)    $      (0.01)
                                                           ============     ============

Weighted average number of shares outstanding during the
   period - basic and diluted                                41,460,003       41,198,462
                                                           ============     ============


                 See accompanying notes to financial statements.

                                       Vertical Jet, Inc.
                                  (A Development Stage Company)
                                    Statements of Cash Flows
                                    ------------------------
                                           (Unaudited)


                                                                                  From November
                                                                  Three Months       29, 2001
                                                                     Ended        (Inception) to
                                                                 March 31, 2002   March 31, 2002
                                                                  -----------      -----------
Cash Flows from Operating Activities
Net loss                                                          $  (302,763)     $  (348,747)
Adjustments to reconcile net loss to net cash used in operating activities:
Bad debt                                                                7,145           26,672
Changes in operating assets and liabilities:
(Increase) decrease in:
Accounts receivable                                                        --          (19,527)
Advances receivable                                                    (7,145)          (7,145)
Employee advances                                                     (12,627)         (12,627)
Increase (decrease) in:
Accounts payable                                                       36,100           62,000
                                                                  -----------      -----------
Net Cash Used in Operating Activities                                (279,290)        (299,374)
                                                                  -----------      -----------

Cash Flows from Investing Activities
Purchase of machinery and equipment                                    (1,164)          (1,164)
                                                                  -----------      -----------
Net Cash Used in Investing Activities                                  (1,164)          (1,164)
                                                                  -----------      -----------

Cash Flows from Financing Activities
Proceeds from promissory notes                                             --          100,000
Proceeds from common stock issuances                                  212,500          212,500
Offering costs                                                         (5,000)          (5,000)
                                                                  -----------      -----------
Net Cash Provided by Financing Activities                             207,500          307,500
                                                                  -----------      -----------

Net Increase (Decrease) in Cash                                       (72,954)           6,962

Cash and Cash Equivalents at Beginning of Period                       79,916               --
                                                                  -----------      -----------

Cash and Cash Equivalents at End of Period                        $     6,962      $     6,962
                                                                  ===========      ===========

Supplemental Schedule of Non-Cash Investing and Financing Activities:
---------------------------------------------------------------------

On January 31, 2001, the Company issued 672,500 shares of common stock for $0.1487 per share, in exchange for conversion of the $100,000 principal amount due for two promissory notes.


                 See accompanying notes to financial statements.

                               Vertical Jet, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                 March 31, 2002
                                 --------------
                                   (Unaudited)


Note 1   Basis of Presentation
------------------------------

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules and regulations of the United States Securities and Exchange Commission for interim financial information. Accordingly, they do not include all the information and footnotes necessary for a comprehensive presentation of financial position and results of operations.

It is management's opinion, however, that all material adjustments (consisting of normal recurring adjustments) have been made which are necessary for a fair unaudited financial statements presentation. The results for the interim period are not necessarily indicative of the results to be expected for the year.

For further information, refer to the audited financial statements and footnotes for the period from November 29, 2001 (Inception) to December 31, 2001 included in the Company's Form 8-K/A.

Note 2   Advances Receivable
----------------------------

The Company advanced $7,145 to a potential acquiree. Based on the recent financial condition of that acquiree, the Company has established an allowance for the full amount by charging bad debt expense for $7,145 at March 31, 2002.

Note 3   Commitments and Contingencies
--------------------------------------

         (A) Legal Matters

         The Company is subject to a settlement agreement and mutual release of claims as of May 7, 2002. The Company and other parties have relieved each other of the related accounts receivable and accounts payable as of December 31, 2001, effective May 7, 2002. The Company recognized bad debt of $19,527 as of December 31, 2001 and recognized a gain on settlement of $12,000 on May 7, 2002.

         (B) Employment Agreements

         In January 2002, the Company entered into four three-year executive employment agreements for aggregate annual cash compensation of $704,000 and performance bonuses from 50% to 100% of base salary. In addition, the agreements grant options to purchase 4,000,000 shares of common stock at $0.20 per share, which vest pro-rata over a five-year period. Pursuant to APB Opinion No. 25, no compensation expense will be recognized for the grants since the exercise price of $0.20 exceeds the fair market value of $0.1487 on the grant dates.

                               Vertical Jet, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                 March 31, 2002
                                 --------------
                                   (Unaudited)


Note 4   Stockholders' Deficiency
---------------------------------

On January 31, 2001, the Company issued 672,500 shares of common stock for $0.1487 per share, in exchange for conversion of the $100,000 principal amount due for two promissory notes.

The Company issued 1,429,063 shares of common stock from February through March 2002 in exchange for $212,500 cash or $0.1487 per share. Offering costs of $5,000 were charged to the gross proceeds raised resulting in a $5,000 reduction of additional paid-in capital as of March 31, 2002.

Note 5   Going Concern
----------------------

As reflected in the accompanying unaudited financial statements, the Company has a net loss of $302,763 for the three months ended March 31, 2002, a deficit accumulated during development stage of $348,747 at March 31, 2002, cash used in operations of $279,290 for the three months ended March 31, 2002 and a working capital deficiency of $42,411 at March 31, 2002. The ability of the Company to continue as a going concern is dependent on the Company's ability to generate future profits or raise additional capital. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

The Company is seeking new customers, merger/acquisition candidates, and additional funding. Management believes that the actions presently being taken provide the opportunity for the Company to continue as a going concern.

Note 6   Subsequent Events
--------------------------

On April 1, 2002, the Company was merged into a subsidiary of an inactive publicly held company (the "Acquiror") in a transaction accounted for as a recapitalization of the Company. The shareholders of the Company received 40,471,050 of the Acquiror or approximately 94.74% of the Acquiror in exchange for the 3,009,000 shares of the Company then outstanding. The historical financial statements of the combined entity after the merger are those of the Company and the Company is deemed to have issued 2,247,500 common shares to the stockholders of the Acquiror in the transaction. The accompanying financial statements have been retroactively restated to reflect the recapitalization.

In April 2002, the Company issued 5,000 shares for services valued at the contemporaneous offering price of $0.1487 per share or $744 which was charged to operations.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                       VERTICAL JET, INC.



Date: June 17, 2002                    By: /s/ GEORGE WIGHT, JR.
                                           -------------------------------------
                                           George Wight, Jr., President